UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37977	98-1341933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Earlsfort Terrace Dublin 2, Ireland, D02 T380	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 901 5201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	AVDL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 12, 2026, Avadel Pharmaceuticals plc, a public limited company incorporated under the laws of Ireland (“Avadel”), held two special shareholder meetings in relation to the previously announced acquisition (the “Acquisition”) of its entire issued and to be issued ordinary share capital, by Alkermes plc (“Alkermes”), in a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act 2014 of Ireland (the “Scheme”). The first meeting was a special Irish High Court-ordered meeting (the “Scheme Meeting”) and the second meeting was an extraordinary general meeting of shareholders (the “EGM”). The Scheme Meeting and the EGM are referred to collectively as the “special meetings.” The final voting results for each of the proposals submitted to a vote of shareholders of Avadel at the special meetings are as follows:

Scheme Meeting

Proposal 1: To approve the Scheme.

Avadel shareholders approved the proposal with the following voting results:

For	Against	Abstain
61,861,352	1,646,857	160,443

In addition, of the 21 shareholders of record voting on the proposal, 20 shareholders, or 95.24%, voted in favor of the proposal and one shareholder, or 4.76%, voted against the proposal. Accordingly, the votes cast for the proposal represent a majority in number of the shareholders of record present and voting, either in person or by proxy, and at least 75% of the value of the shares voted at the meeting, either in person or by proxy.

EGM

Proposal 1: To approve the Scheme and authorize the directors of Avadel to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect.

Avadel shareholders approved the proposal with the following voting results:

For	Against	Abstain
62,444,065	2,247,706	167,662

Proposal 2: To amend the Articles of Association of Avadel so that any ordinary shares of Avadel that are issued on or after the voting record time to persons other than Alkermes or its nominee(s) will either be subject to the Scheme or will be immediately and automatically acquired by Alkermes and/or its nominee(s) for the scheme consideration.

Avadel shareholders approved the proposal with the following voting results:

For	Against	Abstain
61,808,690	2,673,461	377,282

Proposal 3: To approve, on a non-binding, advisory basis, specified compensatory arrangements between Avadel and its named executive officers relating to the Acquisition.

Avadel shareholders approved the proposal with the following voting results:

For	Against	Abstain
55,489,041	8,757,025	613,367

Item 8.01	Other Events.

On January 12, 2026, Avadel issued a press release announcing the results of the shareholder votes at the special meetings. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued on January 12, 2026 by Avadel Pharmaceuticals plc.
104	Cover page interactive data file (embedded within the Inline XBRL document).

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “seek,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Avadel’s future prospects, developments and business strategies, and the Acquisition. Such forward-looking statements include, but are not limited to, statements relating to the Acquisition involving Alkermes and Avadel, Avadel’s current expectations and estimates about the expected effects and anticipated benefits of the Acquisition, the date of closing of the Acquisition, including the parties’ ability to satisfy the conditions to the consummation of the Acquisition and the other conditions set forth in the transaction agreement, and Avadel’s business activities and strategies. Avadel’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: (i) the ability of the parties to consummate the Acquisition in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the Acquisition; (iii) potential delays in consummating the Acquisition; (iv) the ability of Avadel to timely and successfully achieve the anticipated benefits of the Acquisition; (v) the impact of health pandemics on the parties’ respective businesses and the actions the parties may take in response thereto; (vi) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreement; (vii) the effect of the announcement or pendency of the Acquisition on Avadel’s business relationships, operating results and business generally; (viii) costs related to the Acquisition; and (ix) the outcome of any legal proceedings that may be instituted against the parties or any of their respective directors or officers related to the transaction agreement or the Acquisition. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Avadel’s most recent filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent reports on Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on Avadel’s website at https://investors.avadel.com/sec-filings. The forward-looking statements set out in this report are made only as of the date hereof. Avadel assumes no obligation and does not intend to update these forward- looking statements, except as required by law.

RESPONSIBILITY STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The directors of Avadel accept responsibility for the information contained in this report. To the best of the knowledge and belief of the directors of Avadel (who have taken all reasonable care to ensure such is the case), the information contained in this report is in accordance with the facts and does not omit anything likely to affect the import of such information.

DEALING DISCLOSURE REQUIREMENTS OF THE IRISH TAKEOVER RULES

Under the provisions of Rule 8.3(a) of the Irish Takeover Panel Act 1997, Takeover Rules, 2022 (“Irish Takeover Rules”), any person who is ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Avadel must make an ‘opening position disclosure’ following the commencement of the ‘offer period’. An ‘opening position disclosure’ must contain the details contained in Rule 8.6(a) of the Irish Takeover Rules, including, among other things, details of the person’s ‘interests’ and ‘short positions’ in any ‘relevant securities’ of Avadel. An ‘opening position disclosure’ by a person to whom Rule 8.3(a) applies must be made by no later than 3:30 p.m. (U.S. Eastern Time) on the day falling ten ‘business days’ following the commencement of the ‘offer period’. Relevant persons who deal in any ‘relevant securities’ prior to the deadline for making an ‘opening position disclosure’ must instead make a ‘dealing’ disclosure as described below. The offer period in respect of Avadel in relation to the Acquisition commenced on October 22, 2025.

Under the provisions of Rule 8.3(b) of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Avadel, that person must publicly disclose all ‘dealings’ in any ‘relevant securities’ of Avadel during the ‘offer period’, by no later than 3:30 p.m. (U.S. Eastern Time) on the ‘business day’ following the date of the relevant transaction.

If two or more persons cooperate on the basis of any agreement either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Avadel or any securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

In addition, each of Avadel and any offeror must make an ‘opening position disclosure’ by no later than 12:00 noon (U.S. Eastern Time) on the date falling ten ‘business days’ following the commencement of the ‘offer period’ or the announcement that first identifies a securities exchange offeror, as applicable, and disclose details of any ‘dealings’ by it or any person ‘acting in concert’ with it in ‘relevant securities’ during the ‘offer period’, by no later than 12:00 noon (U.S. Eastern Time) on the ‘business day’ following the date of the transaction (see Rules 8.1, 8.2 and 8.4 of the Irish Takeover Rules).

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘opening position’ and ‘dealings’ should be disclosed can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

‘Interests’ in securities arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks in this section are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose an ‘opening position’ or ‘dealing’ under Rule 8 of the Irish Takeover Rules, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020.

PUBLICATION ON WEBSITE

In accordance with Rule 26.1 of the Irish Takeover Rules, a copy of this report will be available on Avadel’s website at https://investors.avadel.com/sec-filings by no later than 12:00 noon (U.S. Eastern Time) on the business day following publication of this report. The content of the website referred to in this report is not incorporated into, and does not form part of, this report.

ADDITIONAL INFORMATION

The release, publication or distribution of this report in, into, or from, certain jurisdictions other than Ireland and the United States may be restricted or affected by the laws of those jurisdictions. Accordingly, copies of this report are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into, or from any such jurisdiction. Therefore, persons who receive this report (including without limitation nominees, trustees and custodians) and are subject to the laws of any jurisdiction other than Ireland and the United States who are not resident in Ireland and the United States will need to inform themselves about, and observe, any applicable restrictions or requirements. Any failure to do so may constitute a violation of the securities laws of any such jurisdiction.

NO PROFIT FORECAST / QUANTIFIED FINANCIAL BENEFIT STATEMENT / ASSET VALUATION

No statement in this report is intended to constitute a profit forecast or a quantified financial benefit statement for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods. No statement in this report constitutes an asset valuation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2026	AVADEL PHARMACEUTICALS PLC

	By:	/s/ Jerad G. Seurer
		Name:	Jerad G. Seurer
		Title:	General Counsel & Corporate Secretary